Exhibit 10.2

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT TO

AMENDED AND RESTATED BUSINESS TRANSFER AND SUBSCRIPTION AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED BUSINESS TRANSFER AND SUBSCRIPTION AGREEMENT (this “Amendment”) is made and entered into as of August 28, 2017 by and among ASTRAZENECA AB (PUBL), a company incorporated in Sweden under no. 556011-7482 (the “Sweden Seller”), ASTRAZENECA UK LIMITED, a company incorporated in England under no. 3674842 (the “UK Seller”), ASTRAZENECA PHARMACEUTICALS LP, a Delaware limited partnership (the “US Seller”, and together with the Sweden Seller and the UK Seller, the “AZ Entities”), ENTASIS THERAPEUTICS LIMITED, a private limited company incorporated in England and Wales (the “UK Company”), and ENTASIS THERAPEUTICS INC., a Delaware corporation and a wholly owned subsidiary of the UK Company (the “US Company”, and together with the UK Company, the “Companies”).  Capitalized terms not herein defined shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, the AZ Entities and the Companies previously entered into that certain Amended and Restated Business Transfer and Subscription Agreement (the “Agreement”), dated as of March 29, 2016, and the AZ Entities and the Companies have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

AMENDMENTS

1.1          Amendments to Agreement.

1.1.1       Section 2.05(d) of the Agreement is hereby amended in its entirety to read as follows:

“2.05(d):

(i) In addition, the Sweden Seller shall receive a one-time non-refundable payment of $10,000,000 (the “Milestone Payment”) upon first achievement of a First Commercial Sale (the “Milestone”). The Milestone payment shall be made within 24 months of the First Commercial Sale, and at the UK Company’s sole election, the Milestone may be paid (i) in cash by wire transfer of immediately available funds, (ii) by the issuance to the Sweden Seller of such number of Ordinary Shares as shall be equal to $10,000,000 divided by the then current fair market value of one Ordinary Share, as determined in good faith by the UK Company’s Board of Directors (the “Fair Market Value”) or (iii) a combination of cash and Ordinary Shares (valued at Fair Market Value). Notwithstanding the foregoing, if the payment of the Milestone at the time set forth above is deemed by the UK Company’s Board of Directors to be significantly burdensome to the UK Company, then the UK Company and the Sweden Seller shall explore in good faith modifying the time for the payment of the Milestone. Following the Sweden Seller’s receipt of the Milestone Payment, the Sweden Seller shall pay to the UK Seller [*] of the Milestone Payment.

Following the occurrence of the Milestone, no dividend, return of capital or other distribution shall be made by the UK Company to any shareholder until the Milestone Payment has been made in full.

(ii) In addition, the Sweden Seller is also entitled to receive a one-time non-refundable payment of $5,000,000 (the “2514 Sales Payment”) upon achievement of $[*] in cumulative Net Sales of an AZD-2514 Product (the “2514 Sales Threshold”).  The 2514 Sales Payment shall be made within 3 months of the achievement of the 2514 Sales Threshold, and at the UK Company’s sole election, the 2514 Sales Payment may be paid (i) in cash by wire transfer of immediately available funds, (ii) by the issuance to the Sweden Seller of such number of Ordinary Shares as shall be equal to $5,000,000 (valued at Fair Market Value) or (iii) a combination of cash and Ordinary Shares (valued at Fair Market Value). Notwithstanding the foregoing, if at any time prior to the achievement of the 2514 Sales Threshold the fair market value of an A Preference Share of the Company as determined in good faith by the UK Company’s Board of Directors is greater than $[*] (subject to adjustment for stock splits, stock dividends, combinations, reorganizations, reclassifications, conversions or similar events affecting the A Preference Shares), the Sweden Seller shall not be entitled to the 2514 Sales Payment at such time or in the future. For the avoidance of doubt, the 2514 Sales Payment will only be waived if the Sweden Seller has the potential to liquidate or dispose on a public stock exchange the A Preference shares (all or in-part) for $[*] or more (subject to the adjustments listed above)].  Following the Sweden Seller’s receipt of the 2514 Sales Payment, the Sweden Seller shall pay to the UK Seller [*] of the 2514 Sales Payment.  If following the occurrence of the 2514 Sales Threshold the Sweden Seller is entitled to the 2514 Sales Payment, no dividend, return of capital or other distribution shall be made by the UK Company to any shareholder until the 2514 Sales Payment has been made in full.”

1.1.2       Exhibit 2.05(e)(1) to the Agreement is hereby replaced in its entirety to read as follows:

“1. AZD-0914 Royalty: The Company will pay the UK Seller and the Sweden Seller, in accordance with Section 2.05(e) of this Agreement, an amount calculated by multiplying (x) the percentage set forth under the heading “AZD-0914 Royalty” opposite the applicable amount of annual Net Sales of AZD-0914 Products set forth under the heading “Annual Net Sales of AZD-0914 Products” in the following table by (y) the applicable annual Net Sales of AZD-0914 Products:

Annual Net Sales Of AZD-0914	AZD-0914 Royalty
For that portion of annual Net Sales of AZD-0914 Products < $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the UK Seller

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

For that portion of annual Net Sales of AZD-0914 Products > $[*] but < $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the UK Seller
For that portion of annual Net Sales of AZD-0914 Products > $[*]	Lower of [*]% of Net Sales or [*]% of any royalties received by the UK Seller

Notwithstanding anything contained herein, sales of an AZD-0914 Product by the Global Antibiotic Research and Development Partnership outside of the countries set forth below (as revised from time to time) shall be considered Net Sales of an AZD-0914 Product for purposes of this Agreement, but shall not be Royalty bearing.  Upon written notice to the UK Seller, the UK Company shall advise the UK Seller of any changes to the list of countries set forth in this Exhibit 2.05(e)(1).

[*]

SECTION 2

MISCELLANEOUS

2.1          Entire Agreement.  This Amendment and the Agreement shall constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof.

2.2.         Severability.  If any provision of this Amendment is found to be illegal or unenforceable, the other provisions shall remain effective and enforceable to the greatest extent permitted by law.

2.3          No Waiver.  Other than as expressly set forth herein, this Amendment does not waive or modify any portion of the Agreement, which otherwise remain in full force and effect.  No waiver of any provision of the Agreement or this Amendment is effective unless made in a writing signed by a duly authorized representative of each party.

2.4          Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be considered an original, and all of which, when taken together, shall constitute one and the same document.

{Remainder of Page Intentionally Left Blank}

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA AB (PUBL))

acting by ,	)	/s/ Per Alfredsson
Per Alfredsson
a director, in the presence of:	)	Regional Vice President
Supply EMEA

/s/ Theresia Goder	Signature of Witness

Theresia Goder	Name of Witness

DALANGSVAGE 9	Address of Witness

15168 SODERTALJE

SWEDEN

EXECUTIVE ASSISTANT	Occupation of Witness

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA UK LIMITED	)

acting by ,	)

a director, in the presence of:	)

Signature of Witness

Name of Witness

Address of Witness

Occupation of Witness

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA AB (PUBL))

acting by ,	)

a director, in the presence of:	)

Signature of Witness

Name of Witness

Address of Witness

Occupation of Witness

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA UK LIMITED	)

acting by ,	)	/s/ Alistair Collins

a director, in the presence of:	)

/s/ E. Robinson Moss	Signature of Witness

E. Robinson Moss	Name of Witness

MERESIDE	Address of Witness

MACCLESFIELD

SK10 4TG

PA	Occupation of Witness

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED and delivered	)

as a DEED by	)

ASTRAZENECA PHARMACEUTICALS LP	)

acting by Mariam Koohdary,	)	/s/ Mariam Koohdary

a, in the presence of:	)
An Authorised Signatory

/s/ Carol C. Denis	Signature of Witness

Carol C. Denis	Name of Witness

1800 Concord Pike	Address of Witness

Wilmington DE

19803

Sr. Administrative	Occupation of Witness
Coordinator

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTED and delivered	)

as a DEED by	)

ENTASIS THERAPEUTICS	)

LIMITED	)

acting by Manoussos Perros,	)	/s/ Manoussos Perros

a director, in the presence of:	)

/s/ Aaron Archer	Signature of Witness

Aaron Archer	Name of Witness

Cooley (UK) LLP	Address of Witness

69 Old Bread St.

London

Lawyer	Occupation of Witness

EXECUTED and delivered	)

as a DEED by	)

ENTASIS THERAPEUTICS INC.	)

acting by Manoussos Perros, )		/s/ Manoussos Perros

a director, in the presence of:	)

/s/ Aaron Archer	Signature of Witness

Aaron Archer	Name of Witness

Cooley (UK) LLP	Address of Witness

69 Old Bread St.

London

Lawyer	Occupation of Witness

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.